Deposits:	12 Months Ended
Dec. 31, 2012
Deposits and Advances from Federal Home loan Bank: [Abstract]
Deposit:
(6)	Deposits:

At December 31, 2012, the scheduled maturities of other time deposits were as follows:

Years Ending December 31,
2013	$220,182
2014	78,333
2015	42,661
2016	78,036
2017 2018 and thereafter	17,846 34

$437,092

The amount of other time deposits with a minimum denomination of $100,000 was approximately $222.0 million and $272.5 million at December 31, 2012, and December 31, 2011, respectively. At December 31, 2012, directors, members of senior management and their affiliates had deposits in the Bank of approximately $2.9 million.

Interest expense on deposits for the years ended December 31, 2012, December 31, 2011 and December 31, 2010 is summarized as follows:

	2012	2011	2010
Demand and NOW accounts	$1,180	1,435	1,553
Money market accounts	58	108	113
Savings	71	114	130
Other time deposits	9,262	12,550	15,588

	$10,571	14,207	17,384

The Bank maintains clearing arrangements for its demand, NOW and money market accounts with BBVA Compass Bank. The Bank is required to maintain certain cash reserves in its account to cover average daily clearings. At December 31, 2012, average daily clearings were approximately $6.6 million.

At December 31, 2012, the Company had approximately $469,000 of deposit accounts in overdraft status and thus has been reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2011, the Company had approximately $358,000 of deposit accounts in overdraft status and thus has been reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2012, and December 31, 2011, the Company had deposits classified as brokered deposits totaling $44.5 million and $56.3 million, respectively. At December 31, 2012 and December 31, 2011, the Company had CDARS deposits totaling $2.1 million.